UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 18, 2021, the U.S. District Court for the Southern District of New York (the “Court”) granted preliminary approval of the proposed settlement (the “Proposed Settlement”) of the consolidated derivative action captioned In re Aclaris Therapeutics, Inc. Derivative Litigation, Lead Case No. 1:19-cv-10641-LJL (the “Consolidated Derivative Action”). The Proposed Settlement is subject to final approval by the Court.

As required by the preliminary approval order, the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action (the “Notice”) and the Stipulation and Agreement of Settlement dated July 29, 2021 (the “Stipulation”), are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.  The Notice and Stipulation can also be accessed on the “Investor Overview” page of the “Investors” section of Aclaris Therapeutics, Inc.’s (the “Company’s”) website, www.aclaristx.com. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Subject to final approval of the Proposed Settlement by the Court, and in exchange for a release of all claims by the plaintiffs and a dismissal of the Consolidated Derivative Action with prejudice, the Proposed Settlement involves the Company implementing certain corporate governance reforms and for attorneys’ fees to be paid to plaintiffs’ counsel by the Company’s insurer.

On August 18, 2021 the Court also granted preliminary approval of the proposed settlement of the securities class action captioned Rosi v. Aclaris Therapeutics, Inc., et al., Docket No. 1:19-cv-7118-LJL (the “Consolidated Securities Class Action”). Information concerning this separate proposed settlement of the Consolidated Securities Class Action is being sent directly to potential class members by the claims administrator and will be posted on the website www.strategicclaims.net.  Information contained in or accessible through that website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K. The proposed settlement of the Consolidated Securities Class Action is subject to final approval by the Court.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action.
99.2	Stipulation and Agreement of Settlement dated July 29, 2021.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on August 27, 2021, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: August 27, 2021		Frank Ruffo
Chief Financial Officer

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